EXHIBIT 99.1

CSI

CHARMING SHOPPES, INC.

LANE BRYANT

FASHION BUG.

CATHERINES

PETITE SOPHISTICATE

Crosstown Traders, Inc.

Charming Shoppes, Inc.
Annual Shareholders Meeting
June 21, 2007

CHARMING SHOPPES, INC.

it's all about her

CHARMING SHOPPES, INC

LANE BRYANT

FASHION BUG

CATHERINES

PETITE SOPHISTICATE

Crosstown Traders, Inc.

CSI
CHARMING SHOPPES, INC
LANE BRYANT
FASHION BUG.
CATHERINES
PETITE SOPHISTICATE
Crosstown Traders, Inc.

Forward-Looking Statements
This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to implement the Company’s business plan for increased profitability and growth in the Company’s retail stores and direct-to-consumer segments, the failure to successfully implement the
Company’s expansion of Cacique through new store formats, the failure to successfully implement the Company’s integration of operations of, and the business plan for, Crosstown
Traders, Inc., adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, failure to find suitable store locations, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from its centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange
Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended
February 3, 2007 and other Company filings with the Securities and Exchange Commission.
Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

CHARMING SHOPPES, INC.

CSI
CHARMING SHOPPES, INC
LANE BRYANT
FASHION BUG
CATHERINES
PETITE SOPHISTICATE
Crosstown Traders, Inc.

A Multi-Brand,
Multi-Channel Retailer
Focused On Special
Sizes With $3 Billion+ In
Annual Sales

LANE BRYANT

LANE BRYANT outlet

FASHION BUG.

CATHERINES PLUS SIZES

PETITE SOPHISTICATE

CSI CHARMING SHOPPES, INC

LANE BRYANT | FASHION BUG. | CATHERINES | PETITE SOPHISTICATE | Crosstown Traders, Inc.

Our Differentiated Retail
Store Brands

Lew Magram
Spring Preview
Lew's Lowdown on the Latest Trends
Special Section Buy Now, Wear Now

BEDFORD FAIR
lifestyles
IT'S A SEASON OF POSSIBILITIES
CLOTHES THAT DO MORE FOR LESS

MONTEREY BAY
clothing company
Spring Inspired Styles, New Looks

Gifts in Good Taste

OLD PUEBLO TRADERS
Great Fall Values on the
Best Brands
sized for you!

BROWNSTONE STUDIO

Selected Catalog Titles

•

Charming Shoppes Holds The #1 Market
Position In Women’s Specialty Plus Apparel,
With Over 40% Share*
•

Charming Shoppes Holds The #2 Market
Position In All Women’s Plus Apparel, With
Over 10% Share*
•  Lane Bryant® Is The Leading Brand In
Women’s Plus Apparel
•

Lane Bryant Is Our Most Profitable Brand, And
Is Our Primary Brand Growth Vehicle
*Derived From NPD Group Data
Our Leading Position In Our Market

CHARMING SHOPPES, INC.

LANE BRYANT	✓	✓		✓
FASHION BUG	✓	✓	✓	
CATHERINES PLUS SIZES	✓	✓	✓	
PETITE SOPHISTICATE				✓
Crosstown Traders, Inc.		✓	✓	✓

CSI CHARMING SHOPPES, INC LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Retail Stores	E- Commerce	Catalog	Outlet

A Multi-Brand, Multi-Channel Retailer

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Year 1
Year 2
Year 3

CSI
CHARMING SHOPPES, INC
LANE BRYANT
FASHION BUG.
CATHERINES
PETITE SOPHISTICATE
Crosstown Traders, Inc.

Single Channel
Customer
e-Com First Customers
Are Worth Almost
3x More Than A Single
Channel Shopper
Retail First Customers
Are Worth 4x More
Than A Single Channel
Shopper After 3 Years
*Source: Forrester Research (WSJ 09/03/04) and Charming Shoppes Research
Multi-channel Customers
Have A Higher Annual Spend Than
Single-channel Customers

CHARMING SHOPPES, INC.

CHARMING SHOPPES, INC
LANE BRYANT
FASHION BUG
CATHERINES
PETITE SOPHISTICATE
Crosstown Traders, Inc.

2006 Review

Earnings And Sales
Growth Continued
During 2006

Net Sales
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
2004
2005
2006

11% Increase
In Net Sales,
From $2.8
Billion To $3.1
Billion
$ in Millions
Sales Growth To $3.1 Billion
(Fiscal Year Ended February 3, 2007)

Net Income
$125
$100
$75
$50
2004
2005
2006

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

CSI CHARMING SHOPPES, INC

10% Increase
In Net Income,
From $99
Million To $109
Million
$ in Millions
Net Income Increase To $109 Million

(Fiscal Year Ended February 3, 2007)

Earnings Per Share
$1.00
$0.75
$0.50
$0.25
2004
2005
2006

CHARMING SHOPPES, INC
LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

EPS Growth
From $0.76
To $0.81 Per
Share
Earnings Per Share Of $0.81
(Fiscal Year Ended February 3, 2007)

•

During 2006, We Grew Lane Bryant To 777
Stores
•

Our Goal: 1,000 Stores*
•

Our Bricks And Mortar Growth Is Focused
On Strip And Lifestyle Centers And Lane
Bryant Intimate Apparel Side By Side Stores
•

Contributes To Both Top Line And
Operating Margin Expansion
*Management Estimate
Our Lane Bryant Store Growth
Strategy Continues

Strip Centers
Mall Centers
1,000
900
800
700
600
500
400
300
200
100
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

CHARMING SHOPPES, INC.

•

Migrating Our Store
Locations To Strip And
Lifestyle Centers
•

Ultimately, 50%* Of
Lane Bryant Stores Will
Be Located In Strip
And Lifestyle Centers
•

Contributes To
Operating Margin
Expansion
*Management Estimate
Lane Bryant Store Growth

•

Our New Lane Bryant Store Concept Is
The Cacique® Intimate Apparel Store
•

We Now Operate 80 Side By Side Stores
>

2,000 Square Feet Dedicated To
Intimates, With Its Own Front Entrance
>

Growth To More Than 300 Stores*
>

Contributes To Both Top Line And
Operating Margin Expansion
*Management Estimate
Lane Bryant Intimate Apparel Store

SXS
10%
Full Line
90%
Full Line
SXS

SXS
33%
Full Line
67%
Full Line
SXS

CSI
CHARMING SHOPPES, INC
LANE BRYANT
FASHION BUG
CATHERINES
PETITE SOPHISTICATE
Crosstown Traders, Inc.

Current
With 1,000* Lane Bryant
Store Goal Accomplished
*Management Estimate
We Are Increasing The Number Of Intimate
Apparel Stores To At Least 300 Stores,
Primarily In Strip Centers

•

An Unprecedented Execution
>

76 Lane Bryant Outlet Stores Opened
in 3 Weeks
>

Exceeding Our Sales And Profitability
Expectations
>

Contributes To Both Top Line And
Operating Margin Expansion
Lane Bryant OutletTM - A Huge Win

•

We Acquired The Petite Sophisticate® Trademark In Early
2006
•   We Opened 45 Petite Sophisticate OutletTM Stores IN
 ONE DAY
•

Tremendous Opportunity For Us To Leverage Our
Expertise In Special Sizes
>

The Women’s Petites Apparel Market Represents
Approximately $10 Billion* In Annual Sales
•

Leveraging Our Operational Infrastructure To Manage
Both Lane Bryant Outlet And Petite Sophisticate Outlet
•

Contributes To Both Top Line And Operating Margin
Expansion
Petite Sophisticate Is Back!
*Derived From NPD Group Data

•

Our Outlets Are The Only “Pure Play”
Women’s Plus Specialist And Women’s Petite
Specialist In The Outlet Channel
>

90 Lane Bryant Outlet Stores Are Now In
Operation, Growing to 150 Stores*
>

46 Petite Sophisticate Outlet Stores Are Now
In Operation, Growing to Over 100 Stores*
Charming Outlets - Today
And Tomorrow
*Management Estimate

Ecommerce Sales
2004
2005
2006

CSI CHARMING SHOPPES, INC. LANE BRYANT FASHION BUG. CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Ecommerce Sales
Have Compounded
At An 83% Annual
Growth Rate Since
2003
Contributes To Both
Top Line And
Operating Margin
Expansion
Our Rapid Growth In Ecommerce
Sales Continues
(Fiscal Year Ended February 3, 2007)

Operational Achievements
•

Our Supply Chain Management Group Was
Honored By Kurt Salomon Associates, Which
Named Charming Shoppes #1 In Logistics
Performance In A Peer Benchmarking Study Of
Distribution Operations
•

Credit Ranking
>

The Nation’s 7th Largest In-house Proprietary
Credit Program
•

Continued Growth In Sourcing Volumes Across
Each Of Our Businesses
>

Contributes To Our Operating Margin Expansion

S&P MidCap 400

CHRS
NASDAQ
GLOBAL SELECT

CSI
CHARMING SHOPPES, INC

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

We Were Added To Two Important
Indices During the Year
•

With Our Growing Track Record Of Improving
Financial Performance, We Met The Appropriate
Financial And Liquidity Criteria To Be Added To
The NASDAQ Global Select MarketSM
•

We Were Added To The S&P MidCap 400 Index
During The Year

ISS

INSTITUTIONAL SHAREHOLDER SERVICES

CSI
CHARMING SHOPPES, INC
LANE BRYANT
FASHION BUG.
CATHERINES
PETITE SOPHISTICATE
Crosstown Traders, Inc.

Our CGQ® Rating
•

Charming Shoppes Inc.’s Corporate
Governance Quotient (CGQ®), As Of
June 5, 2007, Is Better Than 97.1% Of
Russell 3000 Companies And 93.8%
Of Retailing Companies

figure

PLUS-SIZE SWIMWEAR PREVIEW
figure
CONFIDENT
SEXY
PLUS-SIZE
44 HOT STYLES
TO FLATTER YOUR FIGURE!
QUEEN LATIFAH
RULES THE RED CARPET
+
FOOL-PROOF
BRA FIT GUIDE
—JUST FOR CURVY GIRLS

CSI CHARMING SHOPPES, INC.

LANE BRYANT | FASHION BUG | CATHERINES | PETITE SOPHISTICATE | Crosstown Traders, Inc.

figure - 6 Issues A Year,
And A Book!

500,000 In Annual
Circulation

50,000
Subscriptions

figure Initiatives
Enhance Our Branding Power

KEEPING Kids WARM

CSI CHARMING SHOPPES, INC. LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

In 2006, We Celebrated Our 11th Year, And
We Crossed The 70,000 Coat Milestone In
Our Keeping Kids Warm® Program

Voices: Celebrated Again On
The Montel Williams Show

Police Athletic League of Philadelphia

Cops Helping Kids Since 1947

Positive Images

CSI
CHARMING SHOPPES, INC
LANE BRYANT
FASHION BUG.
CATHERINES
PETITE SOPHISTICATE
Crosstown Traders, Inc.

St. Therese’s School
The New Roof Is
On!

2007 And Beyond

Our Growth Plans
Continue…

WOMAN WITHIN
LANE BRYANT
SAME CATALOG
NEW NAME
TAKE AN EXTRA
20% OFF
THE SINGLE ITEM OF YOUR CHOICE
PRE-SEASON
SWIM SALE
BUY NOW, DON'T PAY UNTIL MAY
PLUS-SIZE

CHARMING SHOPPES, INC
LANE BRYANT
FASHION BUG
CATHERINES
PETITE SOPHISTICATE
Crosstown Traders, Inc.

The Lane Bryant
Catalog Today
Produces Annual
Revenues Of More
Than $300 Million*
And Is America’s
Largest Plus
Apparel Catalog
Lane Bryant Catalog Today
*Management Estimate
Lane Bryant Catalog Owned And Operated by Redcats USA

LANE BRYANT
WOMAN WITHIN
COMFORT, FIT AND
VALUE FOR SIZES
12W TO 44W AND A
NAME

CSI
CHARMING SHOPPES, INC
LANE BRYANT
FASHION BUG
CATHERINES
PETITE SOPHISTICATE
Crosstown Traders, Inc.

The Reversion
Of The
Trademark For
The Lane
Bryant Catalog
Occurs In
October 2007
Lane Bryant Catalog Owned And Operated by Redcats USA
Lane Bryant Catalog Today

•

We Plan To Launch Our Lane Bryant
Catalog In November 2007
•

Will Further Leverage The Operations And
Infrastructure Of Crosstown Traders
•

Expected To Contribute To Both Top Line
And Operating Margin Expansion
Our Lane Bryant Catalog

FASHION BUG®

CSI CHARMING SHOPPES, INC.
LANE BRYANT
FASHION BUG.
CATHERINES®
PETITE SOPHISTICATE
Crosstown Traders, Inc.

Introducing EXCLUSIVE brands for Fall 2007

GITANO®

CSI
CHARMING SHOPPES, INC

LANE BRYANT

FASHION BUG.

CATHERINES'

PETITE SOPHISTICATE

Crosstown Traders, Inc.

•

Represents A Lifestyle With
Universal Appeal For Up-to-date
Women
•

Target Ranges Are Broad In Age
(24-55) And Income Levels
•

Gitano Is About Fresh, Fun, Style
•

Chain Wide

GITANO®

CSI CHARMING SHOPPES, INC. LANE BRYANT FASHION BUG. CATHERINES® PETITE SOPHISTICATE Crosstown Traders, Inc.

Lovable®
created by Hanes®

SKECHERS

Keds®

CSI
CHARMING SHOPPES, INC.
LANE BRYANT
FASHION BUG.
CATHERINES®
PETITE SOPHISTICATE
Crosstown Traders, Inc.

•

Targets Younger/ Trendier Customers
While The Basic Styles Target The
Classic Customer/Service Professionals
Exciting Brands In Fashion Bug
Stores Today
•

Provides Broad Appeal As A
Nationally Recognized Brand While
Also Being Proprietary
•

Adds Credibility To The Intimates
Area While Supporting New
Customer Growth
•

Will Be Expanded Into Other
Categories:  Sleepwear, Hosiery
•

In 800 Stores
•

Customer Has Active Lifestyle And Seeks
A Sporty Look
•

Full Chain, 36 “Skechers Shops”

LANE BRYANT

RIGHT
FIT
BY LANE BRYANT™

CSI CHARMING SHOPPES, INC. | LANE BRYANT | FASHION BUG | CATHERINES | PETITE SOPHISTICATE | Crosstown Traders, Inc.

RIGHT
FIT
BY LANE BRYANT™

RIGHT
FIT
BY LANE BRYANT™

RIGHT
FIT
BY LANE BRYANT™

CSI CHARMING SHOPPES, INC. LANE BRYANT FASHION BUG. CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Our Efforts Have Led Us To
Define Three Basic Fits

AT LAST!

RIGHT FIT

BY LANE BRYANT™

3 DREAM PANT FITS CUSTOM MADE FOR YOUR BODY

RIGHT YELLOW
Are you straight from your waist through your hips?

RIGHT RED
Are you slightly curved from your waist to your hips?

RIGHT BLUE
Are you fullest at your hips?

WHAT IS YOUR RIGHT FIT?

CSI
CHARMING SHOPPES, INC.

LANE BRYANT | FASHION BUG | CATHERINES | PETITE SOPHISTICATE | Crosstown Traders, Inc.

PETITE SOPHISTICATE

CHARMING SHOPPES, INC

LANE BRYANT FASHION BUG. CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Leveraging Our Expertise
In Special Sizes
 ®

PETITE SOPHISTICATE
P.S.
P.S. STORE FRONT
Petite Sophisticate II
CHARMING SHOPPES, INC.

CHARMING SHOPPES, INC

LANE BRYANT FASHION BUG. CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

PETITE SOPHISTICATE
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contact us
faqs
credit
the fit
registration/ account
store locator
Is today the day to do nothing at all?
finally... casualwear that fits the real you™
sizes 0P–14P
Outlet Stores
EVERYDAY LOW PRICES
Find an outlet near you.
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CHARMING SHOPPES, INC
LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Our PetiteSophisticate.com
Marketing Site
This Fall, She Can Purchase And Apply For Credit Online

Our Growth Plans
Summary

A Multi-Brand,
Multi-Channel
Retailer
Our Goal Is To Grow To
$4 Billion In Annual Sales Over The
Next Several Years

Catalog 14%
Outlet 2%
LB Stores 35%
Ecommerce 3%
CA Stores 11%
FB Stores 35%

Outlet 5%
Catalog 17%
LB Stores 35%
Ecommerce 7%
CA Stores 10%
FB Stores 26%

CHARMING SHOPPES, INC. LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

$3.1 Billion
$4 Billion*
*Management Estimate
Lane Bryant Brand Contributing More
Than 45% Of Total Revenues
Shifting The Mix To Higher
Operating Margin Businesses

OUTLET
CATALOG
$200 Million
$700 Million
BRICKS &
MORTAR
$2.9 Billion
E-COMMERCE
$300 Million
Our Financial Plans* Include:
*Management Estimate

CHARMING SHOPPES, INC.

LANE BRYANT	✓	✓	✓	✓
FASHION BUG	✓	✓	✓	
CATHERINES PLUS SIZES	✓	✓	✓	
PETITE SOPHISTICATE	✓	✓		✓
Crosstown Traders, Inc.		✓	✓	✓

CSI CHARMING SHOPPES, INC. LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Retail Stores	E-Commer ce	Catalog	Outlet

A Multi-Brand, Multi-Channel Retailer

Charming Shoppes, Inc.
Annual Shareholders Meeting
June 21, 2007